                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K


                                    CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     November 11, 1999
                                                 ------------------------------

                                Abbott Laboratories
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                  (Exact Name of Registrant as Specified in Charter)

                                       Illinois
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                    (State or Other Jurisdiction of Incorporation)

                1-2189                             36-0698440
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     (Commission File Number)           (IRS Employer Identification No.)

                100 Abbott Park Road, Abbott Park, Illinois 60064-6400
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                 (Address of Principal Executive Offices) (Zip Code)

                                    (847) 937-6100
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                 (Registrant's Telephone Number, Including Area Code)


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            (Former Name or Former Address, if Changed Since Last Report)


                                     -1-

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ITEM 5.   OTHER EVENTS

     On November 11, 1999, Abbott Laboratories and BankBoston, N.A., as Rights Agent, executed a Rights Agreement relating to the Preferred Stock Preferred Rights that will be distributed to the shareholders of record of Abbott as of the close of business on December 1, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.              Exhibit
-----------              -------
    4.1        Certificate of Designations, Preferences and Rights of the
               Series A Junior Participating Preferred Stock.

   99.1        Rights Agreement, dated as of November 11, 1999, between
               Abbott Laboratories and BankBoston, N.A., as Rights Agent, which includes as Exhibit A thereto the Form of Certificate of Designations, Preferences and Rights of the Series A Junior
               Participating Preferred Stock, as Exhibit B thereto the Form of Right Certificate and as Exhibit C thereto the Summary of Shareholder Rights Plan.


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

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   ABBOTT LABORATORIES


Date:     November 12, 1999        By: /s/Gary P. Coughlan
                                      ------------------------------------
                                   Name:  Gary P. Coughlan
                                   Title: Senior Vice President, Finance
                                          and Chief Financial Officer

                                   EXHIBIT INDEX

Exhibit No.              Exhibit
-----------              -------
    4.1        Certificate of Designations, Preferences and Rights of the
               Series A Junior Participating Preferred Stock.

   99.1        Rights Agreement, dated as of November 11, 1999, between
               Abbott Laboratories and BankBoston, N.A., as Rights Agent, which includes as Exhibit A thereto the Form of Certificate of Designations, Preferences and Rights of the Series A Junior
               Participating Preferred Stock, as Exhibit B thereto the Form of Right Certificate and as Exhibit C thereto the Summary of Shareholder Rights Plan.

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